A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2025

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by Generation Income Properties, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on November 5, 2025 (the “Original 8-K”), which reported under Item 2.01 the completion of the disposition of the Company’s former Irby Construction-occupied industrial property located at 702 Tillman Place in Plant City, Florida (the “Plant City Property”), completed on October 30, 2025.

The Original 8-K disclosed the sale of the Plant City Property for $1,950,000 in cash, subject to customary prorations and adjustments. At the time of filing the Original 8-K, the financial statements and pro forma financial information required by Item 9.01 of Form 8-K were not included.

This Amendment is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K relating to the disposition of the Plant City Property. Except as set forth herein, this Amendment does not amend, modify, or update any other disclosures contained in the Original 8-K.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company giving effect to the disposition of the Plant City Property are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and do not purport to represent what the Company’s financial position or results of operations would have been had the disposition occurred on the dates indicated, nor are they necessarily indicative of future financial position or results of operations.

(c) Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: February 23, 2026	By:	/s/ Ron Cook
Ron Cook
VP Finance and Accounting